Exhibit 23.2

                               THE LAW OFFICE OF
                                CONRAD C. LYSIAK
                        601 WEST FIRST AVENUE, SUITE 903
                           SPOKANE, WASHINGTON 99201
                                 (509) 624-1475
                              FAX: (509) 747-1770
                           EMAIL: CCLYSIAK@QWEST.NET







                                    CONSENT


            I HEREBY CONSENT to the inclusion of my name in connection with the Form SB-2 Registration Statement filed with the Securities and Exchange Commission as attorney opining on the legality of the shares being sold by shareholders of Golden Tan, Inc.

            DATED this 17th day of May 2007.


                                     Yours truly,


                                     /s/CONRAD C. LYSIAK
				     -------------------
				     Conrad C. Lysiak